EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-Q for the Quarter Ended September 30, 2011 (the "Report") by Atrinsic, Inc. ("Registrant"), each of the undersigned hereby certifies that, to the best of their knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Date: November 14, 2011	/s/ Stuart Goldfarb
Stuart Goldfarb
Chief Executive Officer and Director Principal Executive Officer

Date: November 14, 2011	/s/ Nathan Fong
Nathan Fong
Chief Financial Officer
Principal Financial Officer

 A signed original of this written statement required by Section 906 has been provided to Atrinsic, Inc. and will be retained by Atrinsic, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.